Exhibit 99.3 Covidien Announces 2013 Guidance and Provides Historical Financial Statements Adjusted for Discontinued Operations Company will hold conference call on Monday, May 6 DUBLIN, IRELAND – May 3, 2013 – Covidien (NYSE: COV), a leading global provider of healthcare products, today announced revised 2013 guidance and released historical financial statements adjusted for the upcoming expected discontinued operations, reflecting the planned spin-off of its Pharmaceuticals business. These adjusted financial statements cover fiscal years 2010 to 2012 and the first quarter of fiscal 2013. Adjusted financial statements for the second quarter of fiscal 2013 will be available by the end of May. Covidien announced fiscal 2013 guidance to reflect the planned spin-off of its Pharmaceuticals business, a transaction that is expected to occur following the close of trading on June 28, 2013. The Company now estimates that net sales in fiscal 2013 will be up 4% to 5%, including foreign exchange at current rates. Sales are expected to be up 4% to 6% versus 2012 in the Medical Devices segment and up 1% to 2% above 2012 in the Medical Supplies segment. Operating margin, excluding the impact of one-time items, is expected to be in the 22.0% to 22.5% range. The effective tax rate, excluding one-time items, is expected to be in the 17.0% to 17.5% range. On a fully diluted basis, average shares outstanding are expected to be between 470 million and 475 million. “Our revised sales guidance, excluding the Pharmaceuticals business, reflects our year-to-date performance and current foreign exchange rates,” said Charles J. Dockendorff, Executive Vice President and Chief Financial Officer. “We have narrowed all the ranges and the reduction in the sales ranges is primarily due to unfavorable foreign exchange rate movement versus our earlier guidance. Once we have annualized the impact of the medical device tax and unfavorable foreign exchange, we are confident that Covidien will deliver improved top-line performance and accelerate earnings growth in fiscal 2014.” “We have made very substantial progress since announcing our plan to spin off the Pharmaceuticals business in December 2011,” said José E. Almeida, Chairman, President and CEO. “Pharmaceuticals has strengthened its operations, enhanced its new products pipeline and established the infrastructure necessary to operate as a standalone company. We expect the spin-off will give both businesses greater flexibility to focus on and pursue their respective growth strategies, while potentially providing shareholders with greater value over the longer term.” Supporting materials are now available on the Investor Relations section of Covidien’s website: http://investor.covidien.com CONFERENCE CALL AND WEBCAST Covidien will hold a conference call for investors on Monday, May 6, beginning at 8:00 a.m. ET to discuss its 2013 outlook. This call can be accessed three ways:

 At Covidien’s website: http://investor.covidien.com  By telephone: For both “listen-only” participants and those participants who wish to take part in the question-and-answer portion of the call, the telephone dial-in number in the U.S. is 866-515-2911. For participants outside the U.S., the dial-in number is 617-399- 5125. The access code for all callers is 10325015.  Through an audio replay: A replay of the conference call will be available beginning at 10:00 a.m. on May 6, 2013, and ending at 5:00 p.m. on May 13, 2013. The dial-in number for U.S. participants is 888-286-8010. For participants outside the U.S., the replay dial-in number is 617-801-6888. The replay access code for all callers is 41166732. ABOUT COVIDIEN Covidien is a leading global healthcare products company that creates innovative medical solutions for better patient outcomes and delivers value through clinical leadership and excellence. Covidien manufactures, distributes and services a diverse range of industry- leading product lines in three segments: Medical Devices, Pharmaceuticals and Medical Supplies. With 2012 revenue of $11.9 billion, Covidien has 43,000 employees worldwide in 70 countries, and its products are sold in over 140 countries. Please visit www.covidien.com to learn more about our business. CONTACTS Bruce Farmer Coleman Lannum, CFA Vice President Vice President Public Relations Investor Relations 508-452-4372 508-452-4343 bruce.farmer@covidien.com cole.lannum@covidien.com Todd Carpenter Senior Director Investor Relations 508-452-4363 todd.carpenter@covidien.com NON-GAAP FINANCIAL MEASURES This press release contains financial measures, including operational growth, adjusted gross margin, adjusted operating income, adjusted earnings per share, adjusted operating margin and free cash flow, which are considered “non-GAAP” financial measures under applicable Securities & Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. The Company defines free cash flow as net cash provided by continuing operating activities less capital expenditures.

The non-GAAP financial measures used in this press release adjust for specified items that can be highly variable or difficult to predict. The Company generally uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of Covidien’s historical operating results, comparison to competitors’ operating results and determination of management incentive compensation. These non- GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting Covidien's business. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is included in the tables accompanying this release. FORWARD-LOOKING STATEMENTS Any statements contained in this communication that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the Company’s planned spin-off of its Pharmaceuticals business including the timing and effect of the transaction. Any forward-looking statements contained herein are based on our management's current beliefs and expectations, but are subject to a number of risks, uncertainties and changes in circumstances, which may cause actual results or Company actions to differ materially from what is expressed or implied by these statements. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, our ability to effectively introduce and market new products or keep pace with advances in technology, the reimbursement practices of a small number of large public and private insurers, cost-containment efforts of customers, purchasing groups, third-party payors and governmental organizations, intellectual property rights disputes, complex and costly regulation, including healthcare fraud and abuse regulations and the Foreign Corrupt Practices Act, manufacturing or supply chain problems or disruptions, rising commodity costs, recalls or safety alerts and negative publicity relating to Covidien or its products, product liability losses and other litigation liability, divestitures of some of our businesses or product lines, our ability to execute strategic acquisitions of, investments in or alliances with other companies and businesses, competition, risks associated with doing business outside of the United States, foreign currency exchange rates, environmental remediation costs and unanticipated developments that may prevent, delay, alter the terms of or otherwise negatively affect the planned spin-off. These and other factors are identified and described in more detail in our Annual Report on Form 10-K for the fiscal year ended September 28, 2012, and in subsequent filings with the SEC. We disclaim any obligation to update these forward-looking statements other than as required by law.